Financing Arrangements	12 Months Ended
Apr. 29, 2011
Financing Arrangements [Abstract]
Financing Arrangements

8. Financing Arrangements

Debt consisted of the following:

		April 29, 2011			April 30, 2010
(in millions, except interest rates)	Maturity by Fiscal Year	Payable	Average Interest Rate	Effective Interest Rate	Payable	Average Interest Rate	Effective Interest Rate
Short-Term Borrowings:
Commercial paper	2012	$1,500	0.22%	-	$-	-	-
Capital lease obligations	2012	2	7.47%	-	-	-	-
Bank borrowings	2011-2013	222	1.25%	-	65	1.20%	-
Five-year senior convertible notes	2011	-	-	-	2,200	1.50%	5.97%
Five-year 2005 senior notes	2011	-	-	-	400	4.38%	4.43%
Debt discount	2011-2012	(1)	-	-	(90)	-	-
Total Short-Term Borrowings		$1,723			$2,575

Long-Term Debt:
Contingent convertible debentures	2012-2022	$15	1.25%	-	$15	1.25%	-
Seven-year senior convertible notes	2013	2,200	1.63%	6.03%	2,200	1.63%	6.03%
Five-year 2009 senior notes	2014	550	4.50%	4.50%	550	4.50%	4.50%
Five-year 2010 senior notes	2015	1,250	3.00%	3.00%	1,250	3.00%	3.00%
Ten-year 2005 senior notes	2016	600	4.75%	4.76%	600	4.75%	4.76%
Five-year 2011 senior notes	2016	500	2.63%	2.72%	-	-	-
Ten-year 2009 senior notes	2019	400	5.60%	5.61%	400	5.60%	5.61%
Ten-year 2010 senior notes	2020	1,250	4.45%	4.47%	1,250	4.45%	4.47%
Ten-year 2011 senior notes	2021	500	4.13%	4.19%	-	-	-
Thirty-year 2009 senior notes	2039	300	6.50%	6.52%	300	6.50%	6.52%
Thirty-year 2010 senior notes	2040	500	5.55%	5.56%	500	5.55%	5.56%
Interest rate swaps	2013-2021	110	-	-	33	-	-
Gains from interest rate swap terminations	2011-2016	68	-	-	41	-	-
Capital lease obligations	2013-2025	32	6.28%	-	18	4.21%	-
Bank borrowings	2013	14	5.60%	-	46	5.60%	-
Debt discount	2011-2013	(177)	-	-	(259)	-	-
Total Long-Term Debt		$8,112			$6,944

Senior Convertible Notes In April 2006, the Company issued $2.200 billion of 1.500 percent Senior Convertible Notes due 2011 and $2.200 billion of 1.625 percent Senior Convertible Notes due 2013 (collectively, the Senior Convertible Notes). The Senior Convertible Notes were issued at par and pay interest in cash semi-annually in arrears on April 15 and October 15 of each year. The $2.200 billion 1.500 percent Senior Convertible Notes due 2011 were repaid in April 2011. The Senior Convertible Notes are unsecured unsubordinated obligations and rank equally with all other unsecured and unsubordinated indebtedness. The Senior Convertible Notes had an initial conversion price of $56.14 per share. As of April 29, 2011, pursuant to provisions in the indentures relating to the Company's increase of its quarterly dividend to shareholders, the conversion rate for the Senior Convertible Notes is now 18.5175, which correspondingly changed the conversion price per share for the Senior Convertible Notes to $54.00.

Concurrent with the issuance of the Senior Convertible Notes, the Company purchased call options on its common stock in private transactions. The call options allow the Company to receive shares of the Company's common stock and/or cash from counterparties equal to the amounts of common stock and/or cash related to the excess conversion value that it would pay to the holders of the Senior Convertible Notes upon conversion. These call options will terminate upon the earlier of the maturity dates of the related Senior Convertible Notes or the first day all of the related Senior Convertible Notes are no longer outstanding due to conversion or otherwise. The call options, which cost an aggregate $1.075 billion ($699 million net of tax benefit), were recorded as a reduction of shareholders' equity.

In separate transactions, the Company sold warrants to issue shares of the Company's common stock at an exercise price of $76.56 per share in private transactions. Pursuant to these transactions, warrants for 41 million shares of the Company's common stock may be settled over a specified period beginning in July 2011 and warrants for 41 million shares of the Company's common stock may be settled over a specified period beginning in July 2013 (the settlement dates). If the average price of the Company's common stock during a defined period ending on or about the respective settlement dates exceeds the exercise price of the warrants, the warrants will be settled in shares of the Company's common stock. Proceeds received from the issuance of the warrants totaled approximately $517 million and were recorded as an addition to shareholders' equity. During the fourth quarter of fiscal year 2010, certain of the holders requested adjustment to the exercise price of the warrants from $75.30 to $74.71 pursuant to the anti-dilution provisions of the warrants relating to the Company's payment of dividends to shareholders of the Company's common stock.

Under authoritative guidance, the Company concluded that the purchased call options and sold warrants were indexed to its own stock and should continue to be classified in shareholders' equity and not be separated as a derivative; thus consistent with prior periods, the existing guidance for accounting for derivative financial instruments indexed to, and potentially settled in, a company's own stock would still apply.

Authoritative guidance provides that contracts are initially classified as equity if (1) the contract requires physical settlement or net-share settlement, or (2) the contract gives the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The settlement terms of the Company's purchased call options and sold warrant contracts provide for net-cash settlement for the particular contract or net-share settlement, depending on the method of settlement, as discussed above, which is at the option of the Company. Based on existing guidance, the purchased call option contracts were recorded as a reduction of equity and the warrants were recorded as an addition to equity as of the trade date. Existing guidance states that a reporting entity shall not consider contracts to be derivative instruments if the contract issued or held by the reporting entity is both indexed to its own stock and classified in shareholders' equity in its statement of financial position. The Company concluded that the purchased call option contracts and the warrant contracts should be accounted for in shareholders' equity.

Effective the first day of the Company's fiscal year 2010, the Company accounted for the Senior Convertible Notes in accordance with the authoritative guidance for convertible debt. The guidance requires the proceeds from the issuance of the Senior Convertible Notes to be allocated between a liability component (issued at a discount) and an equity component. The resulting debt discount is amortized over the period the Senior Convertible Notes are expected to be outstanding as additional non-cash interest expense. This change in accounting for the Senior Convertible Notes has been applied to the Company's prior period financial statements on a retrospective basis, as required by the guidance.

The following table provides equity and debt information for the Senior Convertible Notes under the convertible debt guidance

	2013 Senior Convertible Notes		2011 Senior Convertible Notes
(in millions)	April 29,	April 30,	April 29,	April 30,
	2011	2010	2011	2010
Carrying amount of the equity component	$547	$547	$-	$420

Principal amount of the Senior Convertible Notes	$2,200	$2,200	$-	$2,200
Unamortized discount	(177)	(259)	-	(90)
Net carrying amount of the debt component	$2,023	$1,941	$-	$2,110

As of April 29, 2011, the unamortized balance of the debt discount for the 2013 Senior Convertible Notes will be amortized over the remaining life of such debt, which is approximately two years for the 2013 Senior Convertible Notes. The 2011 Senior Convertible Notes were repaid in April 2011. The following table provides interest expense amounts related to the Senior Convertible Notes:

	2013 Senior Convertible Notes		2011 Senior Convertible Notes
	2011	2010	2011	2010
Interest cost related to contractual interest coupon	$36	$36	$32	$34
Interest cost related to amortization of the discount	82	79	90	90

Senior Notes Senior Notes are unsecured, senior obligations of the Company and rank equally with all other secured and unsubordinated indebtedness of the Company. The indentures under which the Senior Notes were issued contain customary covenants, all of which the Company remains in compliance with as of April 29, 2011. The Company used the net proceeds from the sale of the Senior Notes primarily for working capital and general corporate uses.

In March 2011, the Company issued two tranches of Senior Notes (collectively, the 2011 Senior Notes) with an aggregate face value of $1.000 billion. The first tranche consisted of $500 million of 2.625 percent Senior Notes due 2016. The second tranche consisted of $500 million of 4.125 percent Senior Notes due 2021. Interest on each series of 2011 Senior Notes is payable semi-annually, on March 15 and September 15 of each year, commencing September 15, 2011. The Company used the net proceeds from the sale of the 2011 Senior Notes for working capital and general corporate uses.

In September 2010, the Company repaid the $400 million 4.375% 2005 Senior Notes due 2010.

As of April 29, 2011 and April 30, 2010, the Company had interest rate swap agreements designated as fair value hedges of underlying fixed-rate obligations, including the $1.250 billion 3.000 percent 2010 Senior Notes due 2015, the $600 million 4.750 percent 2005 Senior Notes due 2015, the $2.200 billion 1.625 percent Senior Convertible Notes due 2013, and the $550 million 4.500 percent 2009 Senior Notes due 2014. Additionally, as of April 29, 2011 the Company had interest rate swap agreements designated as fair value hedges of underlying fixed-rate obligations, including the $500 million 2.625 percent 2011 Senior Notes due 2016 and the $500 million 4.125 percent 2011 Senior Notes due 2021. For additional information regarding the interest rate swap agreements, refer to Note 9.

Contingent Convertible Debentures As of April 29, 2011 and April 30, 2010, the Company had $15 million remaining in aggregate principal amount of 1.250 percent Contingent Convertible Debentures, Series B due 2021 (the Debentures) outstanding. Interest is payable semi-annually. Each Debenture is convertible into shares of common stock at an initial conversion price of $61.81 per share; however, the Debentures are not convertible before their final maturity unless the closing price of the Company's common stock reaches 110 percent of the conversion price for 20 trading days during a consecutive 30 trading day period.  Upon conversion of the Debentures, the Company will pay holders cash equal to the lesser of the principal amount of the Debentures or their conversion value, and shares of the Company's common stock to the extent the conversion value exceeds the principal amount of the Debentures. The Company may be required to repurchase the remaining Debentures at the option of the holders in September 2011 or 2016. For put options exercised by the holders of the Debentures, the purchase price is equal to the principal amount of the applicable Debenture plus any accrued and unpaid interest thereon to the repurchase date. If the put option is exercised, the Company will pay holders the repurchase price solely in cash. The Company can redeem the Debentures for cash at any time.

Commercial Paper The Company maintains a commercial paper program that allows the Company to have a maximum of $2.250 billion in commercial paper outstanding, with maturities up to 364 days from the date of issuance. As of April 29, 2011, outstanding commercial paper totaled $1.500 billion. There was no outstanding commercial paper as of April 30, 2010. During fiscal years 2011 and 2010, the weighted average original maturity of the commercial paper outstanding was approximately 73 and 63 days, respectively, and the weighted average interest rate was 0.25 percent and 0.21 percent, respectively. The issuance of commercial paper reduces the amount of credit available under the Company's existing lines of credit.

Bank Borrowings  Bank borrowings consist primarily of borrowings from non-U.S. banks at interest rates considered favorable by management and where natural hedges can be gained for foreign exchange purposes and borrowings from U.S. banks. Approximately $201 million of the $236 million outstanding bank borrowings as of April 29, 2011 were short-term advances to certain subsidiaries under credit agreements with various banks. These advances are guaranteed by the Company.

Lines of Credit The Company has committed and uncommitted lines of credit with various banks. The committed lines of credit include a new four-year $2.250 billion syndicated credit facility dated December 9, 2010 that will expire on December 9, 2014 (New Facility). This New Facility replaced the Company's five-year $1.750 billion syndicated credit facility which was scheduled to expire in December 2011. The New Facility provides the Company with the ability to increase its capacity by an additional $500 million at any time during the life of the four-year term of the agreement. The Company can also request the extension of the New Facility maturity date for one additional year, at the first and second anniversary of the date of the New Facility. The New Facility provides backup funding for the commercial paper program and may also be used for general corporate purposes. As of April 29, 2011 and April 30, 2010, no amounts were outstanding on the committed lines of credit.

On November 2, 2007, the Company entered into a credit agreement with the Bank of Tokyo-Mitsubishi UFJ, Ltd. The credit agreement provided for a $300 million unsecured, committed revolving credit facility which matured on November 2, 2010, with no outstanding balance as of that date.

Interest rates on these borrowings are determined by a pricing matrix, based on the Company's long-term debt ratings, assigned by Standard and Poor's Ratings Group and Moody's Investors Service. Facility fees are payable on the credit facilities and are determined in the same manner as the interest rates. The agreements also contain customary covenants, all of which the Company remains in compliance with as of April 29, 2011.

Contractual maturities of long-term debt for the next five fiscal years and thereafter, including the current portion and capital leases, and excluding the debt discount, the fair value impact of outstanding interest rate swap agreements, and the remaining gains from terminated interest rate swap agreements are as follows:

(in millions)
Fiscal Year	Obligation
2012	$34
2013	2,216
2014	552
2015	1,252
2016	1,102
Thereafter	2,974
Total long-term debt	8,130
Less: Current portion of long-term debt	34
Long-term portion of long-term debt	$8,096